THIS REVOLVING NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. NEITHER THIS NOTE NOR SUCH SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, MORTGAGED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE ACT AND APPLICABLE STATE SECURITIES LAWS, AND WITH THE TERMS AND CONDITIONS HEREOF.

                            NEWS COMMUNICATIONS, INC.

                                 REVOLVING NOTE

$1,000,000                                                        March 30, 2001

         NEWS COMMUNICATIONS, INC., a Nevada corporation ("Borrower"), for value received, hereby promises to pay to the order of D.H. BLAIR INVESTMENT BANKING CORP. ("Lender"), in lawful money of the United States of America and in immediately available funds, (i) the lesser of (A) the principal sum of ONE MILLION DOLLARS ($1,000,000) or (B) the aggregate unpaid principal amount of all Revolving Loans made to Borrower by Lender pursuant to the Loan Agreement dated as of March 30, 2001 (as the same may be amended, restated, supplemented or modified from time to time, the "Loan Agreement") by and between Borrower and Lender plus (ii) all unpaid interest on the unpaid principal balance of this Note, payable on the dates and at the rate provided for in the Loan Agreement. In no event shall the interest rate payable hereon exceed the maximum rate of interest permitted by law. Capitalized terms used herein which are defined in the Loan Agreement shall have the meanings therein defined.

         The holder of this Note is authorized, pursuant to Section 4 of the Loan Agreement, to endorse on SCHEDULE 1 attached to this Note (or a continuation of such schedule attached to the Note and made a part thereof) an appropriate notation evidencing the date and principal amount of each Revolving Loan evidenced thereby, and the date and amount of each principal and interest payment or prepayment thereof with respect thereto. Such recordation shall constitute prima facie evidence of the accuracy of the information endorsed, provided that the failure of Lender to make such notation or any error therein shall not affect the obligation of Borrower hereunder or under the Loan Agreement. The aggregate unpaid principal amount of this Note set forth in such schedule shall be presumptive evidence of the principal amount owing and unpaid on this Note.

         This Note is the Revolving Note referred to in the Loan Agreement, and is entitled to the benefits and is subject to the terms of the Loan Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby was made and is to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds to Lender at 44 Wall Street, New York, New York, 10005, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement. Until notified in writing of the transfer of this Note, Borrower shall be entitled to deem Lender as the owner and holder of this Note. Each of Lender and any subsequent holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation on
Schedule 1 hereto of all principal payments previously made hereunder, and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of Borrower hereunder with respect to payments of principal or interest on this Note.

         Lender shall have the right to convert the outstanding principal amount hereunder and all accrued interest thereon into full shares of Common Stock of Borrower at a conversion price of $1.00 per share at any time before the payment in full of such outstanding amounts in accordance with, and subject to, the terms of the Loan Agreement.

         Upon the occurrence and during the continuance of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued but unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

         No recourse shall be had for the payment of the principal or interest of this Note or for any claim based hereon or otherwise in any manner in respect hereof against any incorporator, stockholder, officer or director, past, present or future, of Borrower or of any predecessor or successor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         No course of dealing between Borrower and Lender shall operate as a waiver of any right of any holder hereof, and no delay on the part of the holder in exercising any right hereunder shall so operate.

         No remedy herein conferred upon the holder is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or by statute or otherwise.

         The provisions of this Note shall in all respects be construed according to, and the rights and liabilities of the parties hereto shall in all respects be governed by, the laws of the State of

New York. This Note shall be deemed a contract under the laws of the State of New York, and the validity of this Note and all rights and liabilities hereunder shall be determined under the laws of said State.

         No reference herein to the Loan Agreement and no provision of this Note or of the Loan Agreement shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective time, and in the currency herein prescribed.

         All parties now and hereafter liable with respect to this Note hereby waive presentment, demand, protest and all other notices of any kind.

                  IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year and at the place first above written.

                                       NEWS COMMUNICATIONS, INC.

                                       By: /s/ Paul Mastronardi
                                           --------------------
                                           Name: Paul Mastronardi
                                           Title: Chief Financial Officer

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                                   SCHEDULE 1

                               LOANS AND PAYMENTS

- --------------------------------------------------------------------------------
                                                          UNPAID       NAME OF
                                      PAYMENTS           PRINCIPAL     PERSON
           AMOUNT   MATURITY ---------------------------  BALANCE      MAKING
 DATE     OF LOAN     DATE     PRINCIPAL     INTEREST     OF NOTE     NOTATION
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                                      -5-